Exhibit 10.1
AMENDMENT NO. 1
AMENDMENT NO. 1 (this “Amendment”), dated as of April 16, 2013, to that certain CREDIT AGREEMENT entered into as of January 18, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CENVEO CORPORATION, a Delaware corporation (the “Borrower”), CENVEO, INC., a Colorado corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and MACQUARIE US TRADING LLC, as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Amended Credit Agreement (as defined below).
W I T N E S S E T H :
WHEREAS, pursuant to Section 11.01 of the Credit Agreement the Borrower and the Required Lenders desire to amend the Credit Agreement as set forth in Section One below.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 – Amendments. Subject to the satisfaction of the conditions set forth in Section Three hereof, the Credit Agreement shall be amended and modified in its entirety as reflected in the amended Credit Agreement attached hereto as Exhibit A (the “Amended Credit Agreement”), and any term or provision of the Credit Agreement which is different from that set forth in the Amended Credit Agreement shall be replaced and superseded in all respects by the terms and provisions of the Amended Credit Agreement.
SECTION 2     – Consent. Subject to the satisfaction of the conditions set forth in Section Three hereof, the Required Lenders hereby consent to the refinancing of the Indebtedness outstanding under Senior Credit Agreement immediately prior to the effectiveness of this Amendment, as contemplated by and on the terms set forth in the Amended Credit Agreement.
SECTION 3    – Conditions to Effectiveness. This Amendment shall become effective when, and only when, (a) the Administrative Agent shall have received (i) counterparts of (A) this Amendment executed by the Required Lenders and the Borrower and an acknowledgment of this Amendment executed by each Guarantor, and (B) the Canadian Guaranty, substantially in the form of Exhibit B attached hereto, executed by Cenveo Canada and each other Canadian Subsidiary of the Borrower that guarantees the obligations under the Senior ABL Credit Agreement or the Senior

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Credit Agreement, (ii) a favorable opinion of Fasken Martineau DuMoulin LLP, special Ontario counsel to the Canadian Guarantors, addressed to the Administrative Agent and each Lender, as to such matters concerning the Canadian Guarantors and the Loan Documents as the Administrative Agent may reasonably request, (iii) a favorable opinion of Stewart McKelvey, special Nova Scotia counsel to the Canadian Guarantors, addressed to the Administrative Agent and each Lender, as to such matters concerning the Canadian Guarantors and the Loan Documents as the Administrative Agent may reasonably request, (iv) the Senior ABL Credit Agreement, substantially in the form of Exhibit C attached hereto, executed by the parties thereto and effective as of the date hereof, and (v) the Senior Credit Agreement, substantially in the form of Exhibit D attached hereto, executed by the parties thereto and effective as of the date hereof, and (b) the Borrower shall have paid all invoiced costs and expenses described in Section Six hereof. The effectiveness of this Amendment (other than Sections Six, Seven and Eight hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof. For the avoidance of doubt, the effectiveness of this Amendment and the satisfaction of the conditions shall be deemed to occur simultaneously and all financial ratio tests necessary to determine whether any transactions occurring on the Amendment No. 1 Effective Date are permitted under the Credit Agreement shall be calculated after giving effect to this Amendment.
SECTION 4     – Representations and Warranties; Covenants. The Borrower represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, (x) no Default has occurred and is continuing; and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document that has been furnished at any time under or in connection with any Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date, and except that, for purposes of this Section Four, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
SECTION 5     – Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force

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and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION 6     – Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP, counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
SECTION 7     – Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8     – Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
CENVEO CORPORATION,
a Delaware corporation

By:     /s/ Scott J. Goodwin
Name:    Scott J. Goodwin
Title:    Chief Financial Officer

[Cenveo Amendment No. 1 Signature Page]

ACKNOWLEDGED BY:

CENVEO, INC., a Colorado corporation
CENVEO COMMERCIAL OHIO, LLC, a Colorado limited liability company
CNMW INVESTMENTS, INC., a Delaware corporation
CENVEO GOVERNMENT PRINTING, INC., a Colorado corporation
CENVEO SERVICES, LLC, a Colorado limited liability company
DISCOUNT LABELS, LLC, an Indiana limited liability company
CENVEO OMEMEE LLC, a Delaware limited liability company
COLORHOUSE CHINA, INC., a Colorado corporation
RX JV HOLDING, INC., a Delaware corporation
CRX JV, LLC, a Delaware limited liability company
CRX HOLDING, INC., a Delaware corporation
RX TECHNOLOGY CORP., a Delaware corporation
CADMUS PRINTING GROUP, INC., a Virginia corporation
CADMUS FINANCIAL DISTRIBUTION, INC. a Virginia corporation
GARAMOND/PRIDEMARK PRESS, INC., a Maryland corporation
WASHBURN GRAPHICS, INC., a North Carolina corporation
CADMUS JOURNAL SERVICES, INC., a Virginia corporation
CADMUS DELAWARE, INC., a Delaware corporation
CADMUS UK, INC., a Virginia corporation
EXPERT GRAPHICS, INC., a Virginia corporation
CADMUS MARKETING GROUP, INC., a Virginia corporation
CADMUS MARKETING, INC., a Virginia corporation
CADMUS/O’KEEFE MARKETING, INC., a Virginia corporation
OLD TSI, INC., a Georgia corporation
CADMUS INVESTMENTS, LLC, a Delaware limited liability company
PORT CITY PRESS, INC., a Maryland corporation
CADMUS INTERNATIONAL HOLDINGS, INC., a Virginia corporation
CDMS MANAGEMENT, LLC, a Delaware limited liability company
MADISON/GRAHAM COLORGRAPHICS, INC., a California corporation
PC INK CORP., a Delaware corporation
CENVEO NIC, INC., a Georgia corporation
VSUB HOLDING COMPANY, a Virginia corporation

[Cenveo Amendment No. 1 Signature Page]

By:     /s/ Scott J. Goodwin
Name:    Scott J. Goodwin
Title:    Chief Financial Officer

[Cenveo Amendment No. 1 Signature Page]

MADISON/GRAHAM COLORGRAPHICS INTERSTATE SERVICES, INC., a California corporation
COMMERCIAL ENVELOPE MANUFACTURING CO. INC., a New York corporation
CENVEO CEM, INC., a Delaware corporation
CENVEO CEM, LLC, a Delaware limited liability company
REX 2010, LLC, a Florida limited liability company
136 EASTPORT ROAD, LLC, a Delaware limited liability company
LIGHTNING LABELS, LLC, a Delaware limited liability company
NASHUA CORPORATION, a Massachusetts corporation
NASHUA INTERNATIONAL, INC., a Delaware corporation
IMPAXX, INC., a Delaware corporation
CMS GILBRETH PACKAGING SYSTEMS, INC., a Delaware corporation
ENVELOPE PRODUCT GROUP, LLC, a Delaware limited liability company
VAUGHAN PRINTERS INCORPORATED, a Florida corporation
SCIENCE CRAFTSMAN INCORPORATED, a New York corporation

By:     /s/ Scott J. Goodwin
Name:    Scott J. Goodwin
Title:    Chief Financial Officer

[Cenveo Amendment No. 1 Signature Page]

MACQUARIE US TRADING LLC,
as Administrative Agent

By:     /s/ Robert M. Perdock
Name:    Robert M. Perdock
Title:    Managing Director

By:     /s/ Anita Chiu
Name:    Anita Chiu
Title:    Associate Director

MIHI LLC, as a Lender

By:     /s/ T. Morgan Edwards II
Name:     T. Morgan Edwards II
Title:    Authorized Signatory

By:     /s/ Katherine Mogg
Name:    Katherine Mogg
Title:    Authorized Signatory

[Cenveo Amendment No. 1 Signature Page]